Exhibit 10.10
CONSENT AND WAIVER AGREEMENT
          This CONSENT AND WAIVER AGREEMENT (this “Agreement”) is entered into as of December 31, 2008 in connection with that certain Credit Agreement, dated as of September 1, 2006, among SNOWFLAKE WHITE MOUNTAIN POWER, LLC (“SWMP”), RENEGY, LLC (“Renegy”), RENEGY TRUCKING, LLC (“Renegy Trucking” and together with Renegy and SWMP, the “Borrowers”), the financial institutions from time to time party thereto (collectively, the “Lenders”) and COBANK, ACB, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), as letter of credit issuer, collateral agent (in such capacity, “Collateral Agent”) and as a Lender, to be amended and restated as of January 1, 2009 (as further amended, amended and restated and modified from time to time, the “Credit Agreement”). Terms used herein but not defined shall have the meaning given to them in the Credit Agreement and section references refer to sections of the Credit Agreement unless otherwise stated.
     WHEREAS, Renegy Holdings, Inc., a Delaware corporation (“Renegy Holdings”) proposes to enter into that certain Membership Interest Purchase Agreement, to be dated on or about the date hereof (in substantially the form of Exhibit A hereto, the “Purchase Agreement”), with AZ Biomass LLC, a Delaware limited liability company and indirect subsidiary of State Street Bank and Trust Company (“AZ Biomass”), pursuant to which AZ Biomass will purchase certain membership interests in SWMP (the “Tax Equity Investment”);
     WHEREAS, in connection with such Tax Equity Investment, Renegy Holdings and AZ Biomass propose to enter into that certain Amended and Restated Limited Liability Company Agreement of SWMP, to be dated on or about the date hereof (in substantially the form of Exhibit B hereto, the “LLC Agreement”), pursuant to which (a) AZ Biomass shall be the Class A Member, Renegy Holdings shall be the Class B Member and Renegy Holdings shall remain the sole Manager (each as defined therein) and (b) Renegy Holdings shall be paid a Management Fee (as defined therein) and shall provide a working capital loan to SWMP, the funds of which shall be used for its operating costs and working capital needs (together, the “Renegy Holdings Payments”);
     WHEREAS, in connection with the LLC Agreement, AZ Biomass has requested that Administrative Agent enter into a Forbearance Agreement substantially in the form of Exhibit C hereto (the “Forbearance Agreement”), pursuant to which Administrative Agent shall agree to forebear on its exercise of remedies with respect to the membership interests held by AZ Biomass upon certain terms and conditions provided for therein;
     WHEREAS, in order to secure certain obligations of Renegy Holdings under the LLC Agreement and the Purchase Agreement, AZ Biomass has required that Renegy Holdings pledge its Class B Interest (and all of its rights, privileges, authority and power thereunder as a member of SWMP) to AZ Biomass pursuant to that certain Member Interest Pledge Agreement, to be dated on or about the date hereof (substantially in the form of Exhibit D hereto, the “Subordinated Pledge Agreement”);
     WHEREAS, the Borrowers propose to enter into that certain Amended and Restated Biomass Supply and Services Agreement, to be dated on or about the date hereof (in substantially the form of Exhibit E hereto, the “Amended Fuel Supply Agreement”), pursuant to which Renegy Trucking will become a party and Renegy Trucking and Renegy, as the suppliers thereunder, will be paid an additional fee for their services thereunder;
     WHEREAS, SWMP proposes to enter into (a) that certain Amendment No. 4 to Lease Agreement with Catalyst, to be dated on or about the date hereof (in substantially the form of Exhibit F hereto, the “Lease Amendment”), pursuant to which Catalyst and SWMP shall approve the Annual Budget (as defined therein) and amend certain of the lease and operations provisions contained in the Ground Lease and (b) that certain Settlement and Release Agreement with Catalyst, to be dated on or about the date hereof (in substantially the form of Exhibit G hereto, the “Settlement Agreement”), pursuant to which SWMP will make a payment to Catalyst for certain costs and expenses described therein with respect to the Ground Lease;
     WHEREAS, the Borrowers propose to modify their Original Air Permit (as modified, the “Major Source Permit”) such that the Project is deemed a major source facility by Arizona Department of Environmental Quality (“ADEQ”), upon the issuance of which the Project will be in compliance with certain ADEQ emission requirements; and
     WHEREAS, the Borrowers have requested that the undersigned Lenders agree to provide the waivers and consent set forth herein.
     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          1. Consents. Administrative Agent, Collateral Agent, as applicable, and the undersigned Lenders hereby:
          (a) consent to and approve the LLC Agreement, as required under Sections 6.5 and 8.1.11 of the Credit Agreement;
          (b) consent to and approve the Forbearance Agreement;
          (c) consent to and approve the Subordinated Pledge Agreement;
          (d) consent to and approve the Amended Fuel Supply Agreement, as required under Section 6.12 of the Credit Agreement; and
          (e) consent to and approve the Lease Amendment and Settlement Agreement, as required under Section 6.12 and Section 6.18 of the Credit Agreement, as applicable.

          2. Waivers. Administrative Agent, Collateral Agent, as applicable, and the undersigned Lenders hereby:
          (a) waive any Default or Event of Default under the Credit Agreement, including without limitation Sections 6.5 and 8.1.11 thereto, with respect to Renegy Holdings entering into and effecting the transactions contemplated by the Purchase Agreement and the LLC Agreement; and
          (b) waive any Default or Event of Default under the Credit Agreement, including without limitation Section 8.1.12(b), solely with respect to violations of the Original Air Permit solely to the extent addressed by the Major Source Permit.
          3. Conditions.
          (a) The consents provided in Paragraphs 1(a), 1(b) and 1(c) and the waiver provided in Paragraph 2(a) above are conditioned upon Administrative Agent’s receipt of fully executed (i) Purchase Agreement, (ii) LLC Agreement, (iii) a subordination agreement between Renegy Holdings and Administrative Agent with respect to the Renegy Holdings Payments, substantially in the form of Exhibit H hereto, (iv) a pledge agreement by AZ Biomass in favor of Collateral Agent, substantially in the form of Exhibit I hereto, (v) the Forbearance Agreement, (vi) the Subordinated Pledge Agreement and (vii) a subordination agreement between AZ Biomass and Collateral Agent with respect to the Subordinated Pledge Agreement, substantially in the form of Exhibit J hereto.
          (b) The consent provided in Paragraph 1(d) above is conditioned upon Administrative Agent’s receipt of the fully executed Amended Fuel Supply Agreement.
          (c) The consent provided in Paragraph 1(e) above is conditioned upon Administrative Agent’s receipt of the fully executed (i) Lease Amendment and (ii) Settlement Agreement.
          (d) The waiver of Paragraph 2(b) above is conditioned upon the Borrowers’ full compliance with the obligations of Section 5.25 of the Credit Agreement.
          4. Amendment. The Credit Agreement is hereby amended as follows:
          (a) The definition of “Date Certain” in the Credit Agreement is amended to read in full as follows:
               “Date Certain” means February 28, 2009.
          (b) In connection with the extension of the Date Certain and its effect on the Construction Loan Maturity Date, Exhibit I-1 to the Credit Agreement is hereby amended, restated and replaced in its entirety with Exhibit I-1 to this Agreement.

          (c) In connection with the extension of the Date Certain and its effect on the Construction Loan Maturity Date, Exhibit I-2 to the Credit Agreement is hereby amended, restated and replaced in its entirety with Exhibit I-2 to this Agreement.
          5. Representations and Warranties. The Borrowers represent and warrant to Administrative Agent and the Lenders as follows:
          (a) The representations and warranties made by the Borrowers in Article 4 of the Credit Agreement and each other loan document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
          (b) Other than as addressed herein, no Default or Event of Default has occurred and is continuing.
          (c) No Material Adverse Effect has occurred and is continuing.
          6. Full Force and Effect of Entire Agreement. Except as specifically amended, modified or supplemented hereby, the Credit Agreement is hereby confirmed and ratified in all respects and shall remain in full force and effect according to its terms. This Agreement, together with the Credit Agreement and its attendant documents and collateral agreements, sets forth the entire understanding and agreement of the parties in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.
          6. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed, interpreted and enforced in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the New York General Obligations Law), without regard to conflicts of law principles that would require application of the laws of another jurisdiction.
          7. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their officers duly authorized as of the date first set forth above.

BORROWERS: SNOWFLAKE WHITE MOUNTAIN POWER, LLC,
By:	Renegy Holdings, Inc., a Delaware corporation, as Manager
/s/ Robert M. Worsley
Robert M. Worsley
Chief Executive Officer

RENEGY, LLC
By:	/s/ Robert M. Worsley
Robert M. Worsley
Manager

RENEGY TRUCKING, LLC
By:	/s/ Robert M. Worsley
Robert M. Worsley
Manager

COBANK, ACB, as Administrative Agent and a Lender
By:	/s/ Dale Keyes
Dale Keyes
Vice President, Energy Banking Group
WAIVER AND CONSENT (TAX EQUITY INVESTMENT)

EXHIBIT A
Purchase Agreement
EXHIBIT B
LLC Agreement
EXHIBIT C
Forbearance Agreement
EXHIBIT D
Subordinated Pledge Agreement
EXHIBIT E
Amended Fuel Supply Agreement
EXHIBIT F
Lease Amendment
EXHIBIT G
Settlement Agreement
EXHIBIT H
Subordination Agreement (Renegy Payments)
EXHIBIT I
Pledge Agreement
EXHIBIT J
Subordination Agreement (AZ Biomass Pledge)
SCHEDULE I-1
Term Loan Amortization Schedule
SCHEDULE I-2
Renegy Term Loan Amortization Schedule
WAIVER AND CONSENT (TAX EQUITY INVESTMENT)